UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2026, the Compensation and Talent Development Committee (the “Committee”) of the Board of Directors of UGI Corporation (the “Company”) approved the UGI Corporation Executive Short-Term Incentive Bonus Plan (the “Bonus Plan”), effective October 1, 2026. The Bonus Plan supersedes and replaces the UGI Corporation Executive Annual Bonus Plan, the AmeriGas Executive Annual Bonus Plan, the UGI Utilities Executive Annual Bonus Plan, and all other executive annual bonus plans and plan summary details for the Company and any of its subsidiaries and affiliates that participate in the Bonus Plan (the “Related Companies”).

The Bonus Plan provides financial incentives, as a percentage of base salary, to certain senior level employees of the Related Companies who are selected by the Committee to participate in the Bonus Plan (each, a “Participant”). In order to receive an annual bonus, Participants must satisfy the Bonus Plan’s requirements, including (i) meeting or exceeding annual Performance Goals (as defined in the Bonus Plan); (ii) service criteria; and, if applicable, (iii) qualifying termination requirements, including upon a Participant’s Retirement or Disability (each as defined in the Bonus Plan), an involuntary termination without Cause (as defined in the Bonus Plan), or upon a Change in Control (as defined in the Bonus Plan). Upon a Participant’s termination without Cause, the treatment of annual bonuses shall be governed by the UGI Corporation Executive Severance Plan. Each of the Company’s officers who are designated by the Company’s Board of Directors as executive officers under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is a Participant in the Bonus Plan.

The foregoing summary is qualified in its entirety by reference to the Bonus Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description
10.1	UGI Corporation Executive Short-Term Incentive Bonus Plan, effective October 1, 2026.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

August 10, 2026	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary